Align Technology Announces Third Quarter 2016 Results

SAN JOSE, CA -- (Marketwired - November 07, 2016) - /T/

-- Q3 revenues up 34.2% year-over-year to $278.6 million

-- Q3 results driven by Clear Aligner revenues up 22.9% year-over-year and

Scanner revenues up 273.7% year-over-year.

-- Q3 Clear Aligner shipments up 20.5% year-over-year to 177.8 thousand cases, international shipments up 33.8% year-over-year

-- Diluted EPS $0.63, up $0.29 year-over-year

Align Technology, Inc. (NASDAQ: ALGN) today reported financial results for the third quarter ended September 30, 2016. Clear Aligner case shipments in the third quarter of 2016 (Q3'16) were 177.8 thousand, a 20.5% increase year-over-year. For Q3'16, revenues were $278.6 million, a 34.2% increase year-over-year, and net profit was $51.4 million, or $0.63 per diluted share, up $0.29 per diluted share compared to the same period in the prior year.

"Q3 was a solid quarter with revenue, margins and EPS above the high end of our guidance. Our results were driven by record Invisalign case volume, up 20.5% year-over-year reflecting growth across all customer channels and geographies, as well as continued demand for iTero scanners," said Joe Hogan, Align Technology President and CEO.

GAAP Summary Financial Comparisons
Third Quarter Fiscal 2016

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Q3'16 Q2'16 Q3'15 Q/Q Change Y/Y Change

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Clear Aligner Shipments 177,755 176,995 147,485 +0.4% +20.5%

Net Revenues $278.6M $269.4M $207.6M +3.4% +34.2%

Clear Aligner $243.7M $243.4M $198.3M +0.1% +22.9%

Scanner & Services $34.9M $25.90M $9.3M +34.7% +273.7%

Net Profit $51.4M $50.1M $27.6M +2.4% +86.0%

Diluted EPS $0.63 $0.62 $0.34 $0.01 $0.29

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Note: Changes and percentages are based on actual values and may effect totals due to rounding

As of September 30, 2016, Align had $675.8 million in cash, cash equivalents and marketable securities compared to $678.7 million as of December 31, 2015. During Q3'16, Align concluded our previously announced $50 million accelerated stock repurchase (ASR) with final delivery of 143,310 shares and purchased an additional 88,000 shares amounting to $8.2 million in open market repurchases. These repurchases were collectively part of a three-year, $300 million stock repurchase program announced on April 23, 2014 ("the Align 2014 Repurchase Plan") of which the third $100 million was authorized to be purchased through April 2017. In addition to the April 2014 Repurchase Plan, Align also announced on April 28, 2016 a new plan to repurchase up to an additional $300.0 million of the Company's stock. There remains approximately $341.8 million available for repurchases under the two existing stock repurchase authorizations.

Q4 2016 Business Outlook

For the fourth quarter of 2016 (Q4'16), Align provides the following guidance:

-- Clear Aligner case shipments in the range of 182.5 thousand to 184.5 thousand, up approximately 13.8% to 15.0% over the same period a year ago.

-- Net revenues in the range of $289.2 million to $293.9 million.

-- Diluted EPS in the range of $0.64 to $0.67.

Align Web Cast and Conference Call

Align will host a conference call today, November 7, 2016 at 4:30 p.m. ET, 1:30 p.m. PT, to review its third quarter 2016 results, discuss future operating trends and the business outlook. The conference call will also be web cast live via the Internet. To access the webcast, go to the "Events & Presentations" section under Company Information on Align's Investor Relations web site at http://investor.aligntech.com. To access the conference call, please dial 201-689-8261. An archived audio web cast will be available beginning approximately one hour after the call's conclusion and will remain available for approximately 12 months. Additionally, a telephonic replay of the call can be accessed by dialing 877-660-6853 with conference number 13646649 followed by #. For international callers, please dial 201-612-7415 and use the same conference number referenced above. The telephonic replay will be available through 5:30 p.m. ET on November 21, 2016.

About Align Technology, Inc.

Align Technology is the leader in modern Clear Aligner orthodontics that designs, manufactures and markets the Invisalign® system, which provides dental professionals with a range of treatment options for adults and teenagers. Align also offers the iTero 3D digital scanning system and services for orthodontic and restorative dentistry. Align was founded in March 1997 and received FDA clearance to market the Invisalign system in 1998. Visit www.aligntech.com for more information.

For additional information about the Invisalign system or to find an Invisalign provider in your area, please visit www.invisalign.com. For additional information about the iTero 3D digital scanning system, please visit www.itero.com.

Forward-Looking Statement

This news release, including the tables below, contains forward-looking statements, including statements regarding certain business metrics for the fourth quarter of 2016, including, but not limited to, anticipated net revenues, gross margin, operating expenses, operating profit, diluted earnings per share, and case shipments. Forward-looking statements contained in this news release and the tables below relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that might cause such a difference include, but are not limited to, difficulties predicting customer and consumer purchasing behavior, the willingness and ability of our customers to maintain and/or increase product utilization in sufficient numbers, the possibility that the development and release of new products does not proceed in accordance with the anticipated timeline, the possibility that the market for the sale of these new products may not develop as expected, or that the expected benefits of new or existing business relationships will not be achieved as anticipated, the risks relating to Align's ability to sustain or increase profitability or revenue growth in future periods while controlling expenses, growth related risks, including capacity constraints and pressure on our internal systems and personnel, our ability to successfully achieve the anticipated benefits from the scanner and services business, continued customer demand for our existing and new products, changes in consumer spending habits as a result of, among other things, prevailing economic conditions, levels of employment, salaries and wages and consumer confidence, the timing of case submissions from our doctors within a quarter, acceptance of our products by consumers and dental professionals, foreign operational, political and other risks relating to Align's international manufacturing operations, Align's ability to protect its intellectual property rights, continued compliance with regulatory requirements, competition from existing and new competitors, Align's ability to develop and successfully introduce new products and product enhancements and the loss of key personnel. These and other risks are detailed from time to time in Align's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission (SEC) on February 25, 2016, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which was filed with the SEC on August 4, 2016. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

ALIGN TECHNOLOGY, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

Three Months Ended Nine Months Ended

September 30, September 30,

----------------------- -----------------------

2016 2015 2016 2015

----------- ----------- ----------- -----------

Net revenues $ 278,589 $ 207,636 $ 786,671 $ 615,210

Cost of net revenues 69,387 50,060 191,626 147,910

----------- ----------- ----------- -----------

Gross profit 209,202 157,576 595,045 467,300

----------- ----------- ----------- -----------

Operating expenses:

Selling, general and

adminstrative 126,708 101,751 360,385 290,657

Research and development 20,415 17,779 54,111 47,348

----------- ----------- ----------- -----------

Total operating expenses 147,123 119,530 414,496 338,005

Income fom operations 62,079 38,046 180,549 129,295

Interest and other income

(expense), net 1,463 (1,568) 1,161 (2,846)

----------- ----------- ----------- -----------

Net income before provision

for income taxes and

equity in losses of

investee 63,542 36,478 181,710 126,449

Provision for income taxes 11,698 8,862 39,172 31,306

Equity in losses of

investee, net of tax 477 - 477 -

----------- ----------- ----------- -----------

Net income $ 51,367 $ 27,616 $ 142,061 $ 95,143

=========== =========== =========== ===========

Net income per share

Basic $ 0.64 $ 0.35 $ 1.78 $ 1.19

Diluted $ 0.63 $ 0.34 $ 1.74 $ 1.17

=========== =========== =========== ===========

Shares used in computing

net income per share

Basic 79,977 79,808 79,920 80,173

----------- ----------- ----------- -----------

Diluted 81,466 81,092 81,523 81,576

=========== =========== =========== ===========

ALIGN TECHNOLOGY, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

September 30, December 31,

2016 2015

---------------- ----------------

ASSETS

Current assets:

Cash and cash equivalents $ 419,948 $ 167,714

Marketable securities, short-term 193,018 359,581

Accounts receivable, net 244,992 158,550

Inventories 26,341 19,465

Prepaid expenses and other current

assets 27,469 26,700

---------------- ----------------

Total current assets 911,768 732,010

Marketable securities, long-term 62,820 151,370

Property, plant and equipment, net 172,658 136,473

Equity method investments 46,268 -

Goodwill and intangible assets, net 82,987 79,162

Deferred tax assets 68,918 51,416

Other assets 13,474 8,202

---------------- ----------------

Total assets $ 1,358,893 $ 1,158,633

================ ================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable $ 33,104 $ 34,354

Accrued liabilities 132,538 107,765

Deferred revenues 177,409 129,553

---------------- ----------------

Total current liabilities 343,051 271,672

Income tax payable 42,539 37,512

Other long term liabilities 993 1,523

---------------- ----------------

Total liabilities 386,583 310,707

Total stockholders' equity 972,310 847,926

---------------- ----------------

Total liabilities and stockholders'

equity $ 1,358,893 $ 1,158,633

================ ================

ALIGN TECHNOLOGY, INC.

Q3 2016 FINANCIAL AND BUSINESS METRICS

(in thousands except average selling price, utilization and doctors trained)

Q1 Q2 Q3 Q4

2015 2015 2015 2015

Invisalign Clear Aligner Net

Revenues by Geography:

North America $ 118,844 $ 126,137 $ 124,085 $ 129,663

International 55,920 61,896 61,265 70,980

Non-case* 12,265 12,784 12,942 13,405

----------- ----------- ----------- ----------

Total Clear Aligner Net

Revenues $ 187,029 $ 200,817 $ 198,292 $ 214,048

=========== =========== =========== ==========

YoY % growth 11.2% 11.7% 11.3% 14.8%

QoQ % growth 0.3% 7.4% -1.3% 7.9%

*includes Invisalign

training, ancillary

products, and retainers

Average Invisalign Selling

Price (ASP):

Worldwide ASP $ 1,335 $ 1,300 $ 1,255 $ 1,250

International ASP $ 1,410 $ 1,380 $ 1,325 $ 1,315

Invisalign Clear Aligner

Cases Shipped by Geography:

North America 91,110 99,630 101,260 106,390

International 39,670 44,940 46,225 54,010

----------- ----------- ----------- ----------

Total Cases Shipped 130,780 144,570 147,485 160,400

=========== =========== =========== ==========

YoY % growth 16.6% 28.9% 23.6% 26.4%

QoQ % growth 3.1% 10.5% 2.0% 8.8%

Number of Invisalign Doctors

Cases Shipped To:

North America 20,165 21,335 21,160 21,835

International 9,050 9,790 10,150 10,865

----------- ----------- ----------- ----------

Total Doctors Cases

Shipped To 29,215 31,125 31,310 32,700

=========== =========== =========== ==========

Invisalign Doctor

Utilization Rates*:

North America 4.5 4.7 4.8 4.9

North American

Orthodontists 9.0 9.5 9.9 9.9

North American GP Dentists 2.9 3.0 2.9 3.1

International 4.4 4.6 4.6 5.0

Total Utilization Rates 4.5 4.6 4.7 4.9

* # of cases shipped/# of

doctors to whom cases were

shipped

Number of Invisalign Doctors

Trained:

North America 870 1,120 1,060 1,270

International 1,540 1,335 1,200 1,400

Total Doctors Trained

Worldwide 2,410 2,455 2,260 2,670

=========== =========== =========== ==========

Total to Date Worldwide 96,405 98,860 101,120 103,790

=========== =========== =========== ==========

Total Net Revenues:

Clear Aligner Net Revenues $ 187,029 $ 200,817 $ 198,292 $ 214,048

Scanner & Services Net

Revenues 11,057 8,671 9,344 16,228

----------- ----------- ----------- ----------

Total Worldwide Net

Revenues $ 198,086 $ 209,488 $ 207,636 $ 230,276

=========== =========== =========== ==========

YoY % growth 9.7% 8.8% 9.4% 15.9%

QoQ % growth -0.3% 5.8% -0.9% 10.9%

Stock-based Compensation

(SBC)

SBC included in Gross

Profit $ 980 $ 970 $ 984 $ 1,008

SBC included in Operating

Expenses 10,670 11,860 13,677 12,799

----------- ----------- ----------- ----------

Total SBC Expense $ 11,650 $ 12,830 $ 14,661 $ 13,807

=========== =========== =========== ==========

------------

Fiscal Q1 Q2 Q3

2015 2016 2016 2016

$ 498,729 $ 135,699 $ 143,909 $ 143,800

250,061 69,850 83,703 84,304

51,396 14,149 15,824 15,564

------------------------ ----------- -----------

$ 800,186 $ 219,698 $ 243,436 $ 243,668

======================== =========== ===========

12.3% 17.5% 21.2% 22.9%

2.6% 10.8% 0.1%

$ 1,285 $ 1,255 $ 1,285 $ 1,285

$ 1,355 $ 1,315 $ 1,345 $ 1,365

398,390 110,500 114,855 115,900

184,845 53,195 62,140 61,855

------------------------ ----------- -----------

583,235 163,695 176,995 177,755

======================== =========== ===========

22.0% 25.2% 22.4% 20.5%

2.1% 8.1% 0.4%

31,710 22,355 22,575 22,570

16,460 11,280 12,485 12,720

------------------------ ----------- -----------

48,170 33,635 35,060 35,290

======================== =========== ===========

12.6 4.9 5.1 5.1

31.8 10.4 10.7 11.1

7.4 3.0 3.1 3.0

11.2 4.7 5.0 4.9

12.1 4.9 5.1 5.0

4,320 875 1,125 1,300

5,475 1,605 1,760 1,315

9,795 2,480 2,885 2,615

======================== =========== ===========

103,790 106,270 109,155 111,770

======================== =========== ===========

$ 800,186 $ 219,698 $ 243,436 $ 243,668

45,300 19,022 25,926 34,921

------------------------ ----------- -----------

$ 845,486 $ 238,720 $ 269,362 $ 278,589

======================== =========== ===========

11.0% 20.5% 28.6% 34.2%

3.7% 12.8% 3.4%

$ 3,942 $ 961 $ 932 $ 995

49,006 11,563 12,767 12,716

------------------------ ----------- -----------

$ 52,948 $ 12,524 $ 13,699 $ 13,711

======================== =========== ===========

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Note: Historical public data may differ due to rounding. Additionally, rounding may effect totals.

ALIGN TECHNOLOGY, INC.

BUSINESS OUTLOOK SUMMARY

(unaudited)

The outlook figures provided below and elsewhere in this press release are approximate in nature since Align's business outlook is difficult to predict. Align's future performance involves numerous risks and uncertainties and the company's results could differ materially from the outlook provided. Some of the factors that could affect Align's future financial performance and business outlook are set forth under "Forward-

Looking Information" above in this press release.

Financial Outlook

(in millions, except per share amounts and percentages)

Q4'16 Guidance

--------------------------------

GAAP

--------------------------------

Net Revenues $289.2 - $293.9

Gross Margin 74.7% - 75.1%

Operating Expenses $149.6 - $150.6

Operating Margin 23.0% - 23.9%

Net Income per Diluted Share $0.64 - $0.67

Business Metrics: Q4'16

--------------------------------

Case Shipments 182.5K - 184.5K

Capital Expenditure $63M - $68M

Depreciation & Amortization $7.0M - $7.5M

Diluted Shares Outstanding 81.5M*

Stock Based Compensation Expense $14.7M

Tax Rate 22.0%

* Excludes any stock repurchases during the quarter

Investor Relations Contact
Shirley Stacy
Align Technology, Inc.
(408) 470-1150
sstacy@aligntech.com

Press Contact
Shannon Mangum Henderson
Ethos Communication, Inc.
(678) 261-7803
align@ethoscommunication.com